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                                   EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
American Technologies Group

We hereby consent to the incorporation by reference of our report dated October 26, 2004, appearing in the Annual Report on Form 10-KSB of American Technologies Group, Inc. for the year ended July 31, 2004.

                                                     /S/ CORBIN & COMPANY, LLP

IRVINE, CALIFORNIA
NOVEMBER 16, 2004